Pruco Life Insurance Company of New Jersey                                   Sun-Jin Moon
Vice President and Corporate Counsel
Law Department

Pruco Life Insurance Company
 of New Jersey
213 Washington Street
Newark, NJ 07102-2992
(973) 802-4708 fax: (973) 802-9560

September 12, 2011

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D. C. 20549

Re:  Pruco Life of New Jersey Variable Appreciable Account (File No. 811-3974)

Dear Commissioners:

On behalf of Pruco Life Insurance Company of New Jersey and the Pruco Life of New Jersey Variable Appreciable Account (the “Account”), we hereby submit, pursuant to Rule 30b-2 under the Investment Company Act of 1940 (the “Act”), that the Account’s semi-annual report for the period ending June 30, 2011 has been transmitted to contract owners in accordance with Rule 30e-2 under the Act.

We incorporate by reference the following semi-annual reports for the underlying funds:

1.	Filer/Entity:AIM Variable Insurance Funds
                          (Invesco Variable Insurance Funds)
                Registration No.:811-07452
CIK No.:0000896435
Accession No.:0000950123-11-079973
Date of Filing:08/25/11

2.Filer/Entity:American Century Variable Portfolios, Inc.
Registration No.:811-05188
CIK No.:0000814680
Accession No.:000143779-11-006311
Date of Filing:08/23/11

3.Filer/Entity:Advanced Series Trust ("AST")
Registration No.:811-05186
CIK No.:0000814679
Accession No.:0001193125-11-239847
Date of Filing:09/02/11

4.Filer/Entity:Dreyfus Investment Portfolios
Registration No.:811-08673
CIK No.:0001056707
Accession No.:0001056707-11-000011
Date of Filing:08/18/11

5.Filer/Entity:Dreyfus Socially Responsible Growth Fund, Inc.
Registration No.:811-07044
CIK No.:0000890064
Accession No.:0000890064-11-000010
Date of Filing:08/18/11

6.Filer/Entity:Dreyfus Variable Investment Fund
Registration No.:811-05125
CIK No.:0000813383
Accession No.:0000813383-11-000020
Date of Filing:08/17/11

7.Filer/Entity:Franklin Templeton Variable Insurance Products Trust
Registration No.:811-05583
CIK No.:0000837274
Accession No.:0001193125-11-237960
Date of Filing:08/31/11

8.Filer/Entity:Goldman Sachs Variable Insurance Trust
Registration No.:811-08361
CIK No.:0001046292
Accession No.:0000950123-11-079779
Date of Filing:08/24/11

9.Filer/Entity:Janus Aspen Series
Registration No.:811-07736
CIK No.:0000906185
Accession No.:0000950123-11-080695
Date of Filing:08/29/11

10.Filer/Entity:JPMorgan Insurance Trust
Registration No.:811-07874
CIK No.:0000909221
Accession No.:0001193125-11-234122
Date of Filing:08/26/11

11.Filer/Entity:M Fund, Inc.
Registration No.:811-09082
CIK No.:0000948258
Accession No.:0001104659-11-048524
Date of Filing:08/24/11

12.Filer/Entity:MFS Variable Insurance Trust
Registration No.:811-8326
CIK No.:0000918571
Accession No.:0001193125-11-237391
Date of Filing:08/31/11

13.Filer/Entity:Neuberger Berman Advisers Management Trust ("AMT")
             Registration No.:811-04255
CIK No.:0000736913
Accession No.:0000894579-11-000269
Date of Filing:09/09/11

14.Filer/Entity:Oppenheimer Variable Account Funds
Registration No.:811-04108
CIK No.:0000752737
Accession No.:0000950123-11-079480
Date of Filing:08/24/11

15.Filer/Entity:ProFunds VP
Registration No.:811-08239
CIK No.:0001039803
Accession No.:0001104659-11-050094
Date of Filing:09/02/11

16.Filer/Entity:T. Rowe Price International Stock Portfolio
Registration No.:811-07143
CIK No.:0000918292
Accession No.:0000918292-11-000013
Date of Filing:08/24/11

17.Filer/Entity:The Prudential Series Fund, Inc.
Registration No.:811-03623
CIK No.:0000711175
Accession No.:0001193125-11-239199
Date of Filing:09/01/11

If you have any questions regarding this filing, please contact me at (973) 802-4708.

       Sincerely,

       _/s/_____________________________
Sun-Jin Moon

VIA EDGAR